Exhibit 32.1
PRINCIPAL EXECUTIVE OFFICER CERTIFICATION

In connection with the annual report on Form 10-K of Seadrill Limited (the “Company”) for the year ended December 31, 2024 as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), I, Simon Johnson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2025

/s/ Simon Johnson
Simon Johnson
Chief Executive Officer